Exhibit 10.1
Execution Copy
AMENDMENT NO. 3
AMENDMENT NO. 3 (this “Amendment No. 3”) dated as of February 25, 2008 between WESTWOOD ONE, INC. (the “Borrower”), the “Subsidiary Guarantors” referred to on the signature pages hereto and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent under the Credit Agreement referred to below (the “Administrative Agent”).
The Borrower, the “Subsidiary Guarantors” party thereto, the Lenders party thereto and the Administrative Agent are parties to a Credit Agreement dated as of March 3, 2004 (as amended by Amendment No. 1 and Amendment No. 2 thereto, the “Credit Agreement”). The Borrower, the Subsidiary Guarantors and the Administrative Agent (pursuant to authority granted by and having obtained all necessary consents of the Required Lenders party to the Credit Agreement) wish now to amend the Credit Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:
Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.
Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, the Credit Agreement shall be amended as follows:
2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
2.02. Mandatory Prepayments. Section 2.08(b) of the Credit Agreement is hereby amended by replacing the word “Prepayments” at the beginning of clause (iv) thereof with “Subject to Section 4 of the Intercreditor and Collateral Trust Agreement with respect to “Shared Amounts” (as defined therein), prepayments”.
Section 3. Representations and Warranties. Each Obligor represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, that (a) the representations and warranties set forth in Article IV of the Credit Agreement and in each of the other Loan Documents are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 3, and (b) no Default or Event of Default has occurred and is continuing.
Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective as of the date upon which (i) the Administrative Agent shall have received counterparts of this Amendment No. 3 executed by the Borrower and the Subsidiary Guarantors and (ii) the Amendment No. 2 Initial Effective Date (as defined in Amendment No. 2 to the Credit Agreement) shall have occurred.
Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the day and year first above written.

WESTWOOD ONE, INC.

By	/s/ Gary J. Yusko

Name: Gary J. Yusko Title: Chief Financial Officer

SUBSIDIARY GUARANTORS

METRO NETWORKS COMMUNICATIONS, INC.

By	/s/ Gary J. Yusko

Name: Gary J. Yusko Title: Chief Financial Officer

METRO NETWORKS COMMUNICATIONS, LIMITED PARTNERSHIP By: METRO NETWORKS COMMUNICATIONS, INC., as General Partner

By	/s/ Gary J. Yusko

Name: Gary J. Yusko Title: Chief Financial Officer

METRO NETWORKS, INC.

By	/s/ Gary J. Yusko

Name: Gary J. Yusko Title: Chief Financial Officer

METRO NETWORKS SERVICES, INC.

By	/s/ Gary J. Yusko

Name: Gary J. Yusko Title: Chief Financial Officer
Amendment No. 3

SMARTROUTE SYSTEMS, INC.

By	/s/ Gary J. Yusko

Name: Gary J. Yusko Title: Chief Financial Officer

WESTWOOD NATIONAL RADIO CORPORATION

By	/s/ Gary J. Yusko

Name: Gary J. Yusko Title: Chief Financial Officer

WESTWOOD ONE PROPERTIES, INC.

By	/s/ Gary J. Yusko

Name: Gary J. Yusko Title: Chief Financial Officer

WESTWOOD ONE RADIO, INC.

By	/s/ Gary J. Yusko

Name: Gary J. Yusko Title: Chief Financial Officer

WESTWOOD ONE RADIO NETWORKS, INC.

By	/s/ Gary J. Yusko

Name: Gary J. Yusko Title: Chief Financial Officer

WESTWOOD ONE STATIONS — NYC, INC.

By	/s/ Gary J. Yusko

Name: Gary J. Yusko Title: Chief Financial Officer
Amendment No. 3

ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By	/s/ Ann B. Kerns

Name: Ann B. Kerns Title: Vice President
Amendment No. 3